Accounts Receivable	12 Months Ended
Mar. 31, 2022
Receivables [Abstract]
ACCOUNTS RECEIVABLE

NOTE 3 – ACCOUNTS RECEIVABLE

Accounts receivable consisted of the following as of March 31, 2022 and 2021:

	As of March 31,	As of March 31,
	2022	2021
Accounts receivable, gross	$27,911,421	$34,563,743
Less: allowance for doubtful accounts	463,514	-
Accounts receivable	$27,447,907	$34,563,743

The Company recorded net of allowance for doubtful accounts of $463,514 as of March 31, 2022 due to uncollectible balances from three overseas companies. The Company gives its customers credit period of 180 days and continually assesses the recoverability of uncollected accounts receivable. As of March 31, 2022, the balance of the Company’s accounts receivable was all due within 2 years. As of March 31, 2021, the balance of the Company’s accounts receivable was all due within 1 year. The Company believes the balances of its accounts receivable are fully recoverable as of March 31, 2022.